Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of DrugMax, Inc. (the “Company”) hereby certify, to such officers’ knowledge, that:

(i) the Annual Report on Form 10-K of the Company for the annual period ended December 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2006	/s/ Edgardo A. Mercadante
Edgardo A. Mercadante Chairman, President and Chief Executive Officer

Date: March 31, 2006	/s/ James E. Searson
James E. Searson Senior Vice President, Chief Financial Officer and Treasurer

A signed original of this written statement required by Section 906 has been provided to DrugMax, Inc. and will be retained by DrugMax, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.